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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


                          Date of Report: May 16, 2002
                 (Date of earliest event reported: May 15, 2002)


                         FRIENDLY ICE CREAM CORPORATION
             (Exact name of registrant as specified in its charter)


      MASSACHUSETTS                     0-3930                   04-2053130
                                                              (I.R.S. Employer
(State of Incorporation)        (Commission File Number)     Identification No.)


                                1855 BOSTON ROAD
                         WILBRAHAM, MASSACHUSETTS 01095
    (Address, including zip code of registrant's principal executive offices)


       Registrant's telephone number, including area code: (413) 543-2400


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 15, 2002, Friendly Ice Cream Corporation (the "Company"), a Massachusetts corporation, terminated the engagement of Arthur Andersen LLP as its independent auditor. The decision to terminate the engagement of Arthur Andersen was recommended by the Company's Audit Committee and approved by its full Board of Directors.

         Arthur Andersen's report on the financial statements of the Company for each of the years ended December 31, 2000 and December 30, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2000 and December 30, 2001 and the interim period between December 30, 2001 and May 15, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the years ended December 31, 2000 and December 30, 2001 and the interim period between December 30, 2001 and May 15, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission). A letter from Arthur Andersen is attached as Exhibit 16.1 to this Report.

         The Company has engaged Ernst & Young LLP as its new independent auditor, effective May 15, 2002. During the years ended December 31, 2000 and December 30, 2001 and the interim period between December 30, 2001 and May 15, 2002, the Company did not consult with Ernst & Young regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was either the subject of a disagreement (as described above) or a reportable event.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits:

        16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FRIENDLY ICE CREAM CORPORATION


                                        By: /s/ Paul V. Hoagland
                                            ---------------------------------
                                            Name:  Paul V. Hoagland
                                            Title:  Senior Vice President,
                                            Chief Financial Officer, Treasurer
                                            and Assistant Clerk

Date:  May 16, 2002


                                  EXHIBIT INDEX

         16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.